THIS PROMISSORY NOTE SUPERCEDES AND RENDERS NULL AND VOID: (1) A PROMISSORY NOTE, DATED MAY 12, 1999, IN THE PRINCIPAL AMOUNT OF $300,000 MADE BY WASHOE TECHNOLOGY CORPORATION WITH NETWORK CONSULTING GROUP, INC. AS HOLDER; AND (2) A PROMISSORY NOTE, DATED JUNE 14, 2000, IN THE PRINCIPAL AMOUNT OF $100,000 MADE BY RARE TELEPHONY, INC., A NEVADA CORPORATION WITH NETWORK CONSULTING GROUP, INC. AS HOLDER.

                                 PROMISSORY NOTE
                                 ---------------

$100,000                                                  June 23, 2000
                                                          Greenwich, Connecticut

FOR VALUE RECEIVED, RARE TELEPHONY, INC. A DELAWARE CORPORATION ("Maker"), promises to pay to the order of NETWORK CONSULTING GROUP, INC. a New Jersey Corporation ("Holder"), which term shall include any subsequent holder of this Note, at 101 Route 46 East, Pine Brook, NJ 07058 (or at such other place as Holder shall designate in writing) in lawful money of the United States of America, the aggregate principal sum of One Hundred Thousand Dollars ($100,000), with interest thereon at the rate (the "Interest Rate") described below.

         1.   Interest  Rate.  The Interest Rate shall be eight percent (8%) per
              ---------------
              annum. Interest shall be computed at the Interest Rate on the basis of the actual number of days which the Outstanding Principal Balance (as defined herein) is outstanding divided by three hundred sixty (360), which shall, for the purposes of this Note, be considered one (1) year.

         2.   Outstanding  Principal Balance. All references to the "Outstanding
              -------------------------------
              Principal Balance" shall mean the amount of One Hundred Thousand Dollars ($100,000), less any principal repaid.

         3.   Installment  Payments.  This Note  shall be  payable in thirty six
              ----------------------
              (36) equal installments ("Installments") of principal and interest in the amount of $3,133.64, which installments shall commence on December 1, 2000 and continue thereafter on the 1st day of each successive calendar month until November 1, 2003 (the "Maturity Date") when the entire Outstanding Principal Balance, and any accrued but unpaid interest, shall be due and payable.

         4.   Application  of  Payments.  All  payments  on this  Note  shall be
              --------------------------
              applied first to the payment of accrued and unpaid interest, and then to the reduction of the Outstanding Principal Balance.

         5.   Prepayment  Right.  Maker  shall  have the  right to prepay at any
              ------------------
              time, in whole or in part, the Outstanding Principal Balance of this Note, without premium or penalty.

         6.   Accelerated  Maturity.  Notwithstanding  anything in this  Note to
              ----------------------
              the contrary and irrespective of the Maturity Date, the entire Outstanding Principal Balance and accrued interest shall become immediately due and payable upon the earliest to occur of the following (the "Accelerated Maturity Date") after June 23, 2000:

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

              (a) the sale of all or substantially all of the assets of the Maker or the common stock of the Maker to a third party (provided, however, that this provision shall not take effect or be applicable if the sale of all or substantially all of the assets of the Maker or the common stock of the Maker is to a subsidiary, controlling corporation or affiliate of the Maker); or (b) the issuance of the securities of Maker on the Public Market.

         7.   Modifications. From time to time, without affecting the obligation
              --------------
              of Maker to pay the Outstanding Principal Balance or to observe the covenants of Maker contained herein, and without giving notice to or obtaining the consent of Maker, Holder may, at the option of Holder, extend the time for payment of the Outstanding Principal Balance or any part thereof, reduce the payments hereunder, release any person liable hereunder, accept a renewal or extension of this Note, join in any extension or subordination agreement, release any security given herefor, take or release security, or agree in writing with Maker to modify the Interest Rate or any other provision of this Note.

         8.   Events  of  Default.  Time  is of the  essence  hereof.  Upon  the
              --------------------
              occurrence of any of the following events (the "Events of Default"), payment of the entire Outstanding Principal Balance and accrued interest of this Note shall, at the option of the Holder, be accelerated and shall be immediately due and payable without notice or demand:

                  (a) Failure of Maker to pay any Installment within ten (10) days after the due date thereof; or
                  (b) Failure of Maker to pay the Outstanding Principal Balance and accrued interest in full on the Maturity Date or the Accelerated Maturity Date; or
                  (c) All or the majority of the value of the assets of Maker is seized or levied upon by writ of attachment, garnishment, execution or otherwise, and such seizure or levy is not released within thirty (30) days thereafter; or
                  (d) Maker executes a general assignment for the benefit of its creditors, convenes any meeting of its creditors, becomes insolvent, admits in writings its insolvency or inability to pay its debts, or is unable to pay or is generally not paying its debts as they become due; or
                  (e) A receiver, trustee, custodian or agent is appointed to take possession of all or any substantial portion of Maker's assets; or
                  (f) Any case or proceeding is voluntarily commenced by Maker under any provision of the federal Bankruptcy Code or any other federal or state law relating to debtor rehabilitation, insolvency, bankruptcy, liquidation or reorganization, or any such case or proceeding is involuntarily commenced against Maker and not dismissed within thirty (30) days thereafter; or
                  (g) Any representation made by Maker in this Note or in any of the other documents delivered in connection therewith, shall have been untrue or incorrect in any material respect when made.

         9.   Default  Rate.  In the event  that Maker  (a)  fails  to  pay  any
              --------------
              Installment  within ten (10) days after the due  date thereof,  or
              (b) fails to pay the Outstanding Principal Balance and all accrued interest in full on the Maturity Date or the Accelerated Maturity Date, the amount past due (including any acceleration of the Outstanding Principal Balance), and unpaid shall bear interest at an annual rate equal to the lesser of (I) the then applicable Interest Rate plus five percent (5%), or (ii) the maximum amount permitted by law (the "Default Rate"), computed from the date on which said amount was due and payable until paid. The charging or collecting of interest at the Default Rate shall not limit any of Holder's other rights or remedies under this Note.

         10.  Governing Law. Maker, and each endorser and cosigner of this Note,
              --------------
              acknowledges and agrees that this Note is made and is intended to be paid and performed in the State of New Jersey and the provisions hereof will be construed in accordance with the laws of the State of New Jersey and, to the extent that federal law may preempt the applicability of state laws, federal law. Maker, and each endorser and cosigner of this Note further agree that upon the occurrence of an Event of Default, this Note may be enforced in any court of competent jurisdiction in the State of New Jersey, and they do hereby submit to the jurisdiction of such courts regardless of their residence.

         11.  Remedies  Cumulative:  Waiver.  The remedies of Holder as provided
              ------------------------------
              herein shall be cumulative and concurrent, and may be pursued singularly, successively or together, in the sole discretion of Holder, and may be exercised as often as occasion therefor shall arise. No act of omission or commission of Holder, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same; such waiver or release to be affected only through a written document executed by Holder and then only to the extent specifically recited therein. Without limiting the generality of the preceding sentence, acceptance by Holder of any payment with knowledge of the occurrence of an Event of Default by Maker shall not be deemed a waiver of such Event of Default, and acceptance by Holder of any payment in an amount less than the amount then due hereunder shall be an acceptance on account only and shall not in any way affect the existence of an Event of Default hereunder. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

         12.  No Usury  Intended.  This Note is expressly  limited so that in no
              -------------------
              contingency or event whatsoever, whether by reason of: error of fact or law; payment, prepayment or advancement of the proceeds hereof; acceleration of maturity of the Outstanding Principal Balance, or otherwise, shall the amount paid or agreed to be paid to Holder hereof for the use, forbearance or retention of the money to be advanced hereunder, including any charges collected or made in connection with the indebtedness evidenced by this Note which may be treated as interest under applicable law, if any, exceed the maximum legal limit (if any such limit is applicable) under United States federal law or state law (to the extent not preempted by federal law, if any), now or hereafter governing the interest payable in connection with this Note. If, from any circumstances whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due shall involve transcending the limit of validity (if any) prescribed by law which a court of competent jurisdiction may deem applicable hereto, then ipso facto, the obligation to be fulfilled shall be ---------- reduced to the limit of such validity, and if from any circumstances, Holder shall ever receive as interest an amount which would exceed the maximum legal limit (if any such limit is applicable), such amount which would be excessive interest shall be applied to the reduction of the Outstanding Principal Balance due hereunder and not to the payment of interest or, if necessary, rebated to Maker.

         13.  Guaranty.  (intentionally deleted)
              ---------

         14.  Purpose of Loan.  Maker  certifies that the loan evidenced by this
              ----------------
              Note is obtained for business or commercial purposes and that the proceeds thereof shall not be used for personal, family, household, or agricultural purposes.

         15.  Miscellaneous Provisions.
              -------------------------

              (a) Maker,  and each endorser and cosigner of this Note  expressly grants to Holder the right to release or to agree not to sue any other person, or to suspend the right to enforce this Note against such other person or to otherwise discharge such person; and Maker, and each endorser and cosigner agrees that the exercise of such rights by Holder will have no effect on this liability of any other person, primarily or secondarily liable hereunder. Maker, and each endorser and cosigner of this Note waives, to the fullest extent permitted by law, demand for payment, presentment for payment, protest, notice of protest, notice of dishonor, notice of nonpayment, notice of acceleration of maturity, diligence in taking any action to collect sums owing hereunder, any duty or obligation of Holder to effect, protect, perfect, retain or enforce any security for the payment of this Note or to proceed against any collateral before otherwise enforcing this Note, and the right to plead as a defense to the payment hereof any statute of limitations.

              (b) This Note and each payment of principal and interest hereunder shall be paid when due without deduction or setoff of any kind or nature whatsoever.

              (c) Maker  agrees to  reimburse  Holder for all costs,  including, without limitation, reasonable attorneys' fees, incurred to collect this Note if this Note is not paid when due, including, but not limited to, attorneys' fees incurred in connection with any bankruptcy proceedings instituted by or against Maker (including relief from stay litigation).

              (d) If any  provision  hereof is for any reason and to any extent, invalid or unenforceable, then neither the remainder of the document in which such provision is contained, nor the application of the provision to other persons, entities or circumstances shall be affected thereby, but instead shall be enforceable to the maximum extent permitted by law.

              (e) This Note shall be a joint and  several  obligation  of Maker, and of all endorsers and cosigners hereof and shall be binding upon them and their respective heirs, personal representatives, successors and assigns.

              (f) This Note may not be modified or amended orally, but only by a modification or amendment in writing signed by Holder and Maker.

              (g) When the context and  construction so require,  all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and neuter and vice versa. The word "person" as used herein shall include any individual, company, firm, association, partnership, corporation, trust or other legal entity of any kind whatsoever.

              (h) The headings of the  paragraphs  and sections of this Note are for convenience or reference only, are not to be considered a part hereof and shall not limit to otherwise affect any of the terms hereof.

              (i) In the event that at any time any  payment  received by Holder hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall otherwise be deemed to be due to any party other than Holder, then, in any such event, the obligation to make such payment shall survive any cancellation of this Note and/or return thereof to Maker and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and the amount of such payment shall bear interest at the Default Rate from the date of such final order until repaid hereunder.

              (j) THIS  NOTE  SUPERSEDES  AND  RENDERS  NULL  AND  VOID:  (1)  A
                  PROMISSORY NOTE, DATED MAY 12, 1999, IN THE PRINCIPAL AMOUNT OF $300,000 MADE BY WASHOE TECHNOLOGY CORPORATION WITH NETWORK CONSULTING GROUP, INC. AS HOLDER (THE "FIRST NOTE"); AND (2) A PROMISSORY NOTE, DATED JUNE 14, 2000, IN THE PRINCIPAL AMOUNT OF $100,000 MADE BY RARE TELEPHONY, INC., A NEVADA CORPORATION WITH NETWORK CONSULTING GROUP, INC. AS HOLDER (THE "SECOND NOTE"). For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Holder hereby forever releases, discharges, and agrees to hold harmless, Maker and its predecessors, successors, and affiliates from any and all claims, demands, or actions arising out of or related to the First Note or the Second Note.

              (k) This Note may be signed by the  undersigned  in  counterparts.
                  This Note may also be executed and delivered by Holder by facsimile signature. This Note may not be executed and delivered by Maker by facsimile signature.

         IN WITNESS WHEREOF Maker has executed this Promissory Note as of the day and year first above written.

Accepted by "Holder"                        "Maker"

Network Consulting Group, Inc.                       Rare Telephony, Inc.

By /s/ Peter J. Salzano                              By /s/ Frederick A. Moran
  -----------------------                              -------------------------
   Peter J. Salzano, President                          Frederick A. Moran, CEO

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